Exhibit 99.7

2005 Investor Conference May 26, 2005 Catalina Health Resource

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CHR Business Concept

Balanced Value Proposition

Patients

Provide meaningful information

Help consumers make better healthcare decisions, while preserving their privacy

Sponsors

Enable communication to nearly 100 Million patients through over 1 Billion prescriptions per year

- Reach the right patient

- At the right time

- With the right message…across a national pharmacy network

Retailers

Enhance customer loyalty ad communication, while building pharma, generic and front end store sales

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CHR Customers and Competitors

Customers

Pharmaceutical and OTC Drug Companies

Government Agencies

Clinical and Market Research Organizations

Retail Pharmacy Chains

Competitors

Large Retailers

Pharmacy Software Vendors

Direct Mail and Ad Agencies

MD Office Networks

Internet Messaging Providers

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CHR Economic Model

Network size and sales penetration “balance” is key

Nearly 90% of pharmacy network secure—06/07

Current network can support growth

One plus billion prints annually

CHR reimburses retailer for every print

Currently 22% “sponsored”

Actual network reach 34% of retail Rx’s

Additional sales growth

Pharmacy network expansion

Pharma penetration

New customer types (new “sponsors”)

New products/data applications

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CHR FY05 Results/Achievements

Restructured Organization

Resized organization (30%)

Corporate functions to St. Pete

New management team established

Search Engine Capabilities Expanded

Launched six new data applications

12 pilots sold

Software rolling out to retail network

“Top 4” Pharma Initiative: +60% Growth

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CHR FY05 Results/Achievements

Government Clients Initiative

Initiated government sponsorships of public health communications

First contract sold

Multiple opportunities pursued

“Media” vs. “Trade” Positioning

Re-branded “Newsletter”

Expanded “pharmacy” to “consumer media” network

Positioned DTP as more intelligent than DTC

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CHR Achieving Successful Growth

Revenues

CAGR 8.5% $76.2 $64.7 $66.2

FY ‘03

FY ‘04

(in millions)

FY ‘05

05 Sales Growth 15%

Operating Profit

$22.5M Gain $15.7

$0.7

-$6.8

FY ‘03 FY ‘04 FY ‘05

(in millions)

*Pro forma excludes ($1.7M) and $11.6M adjustments in FY 2003 and FY 2004, respectively, due to revenue restatements

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CHR Opportunities and Initiatives

Pharma “Opportunity Mining”

Identify best growth opportunities

Increase brand and category penetration

Balanced Retail Expansion

Expansion of Data Applications

Obtain growth from new data querying capabilities

Achieve goal of 90% retailer participation

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CHR Opportunities and Initiatives

Build Government Clients

CDC, CMS, agencies

Cultivate Media Positioning

Increase pharma awareness

Penetrate brands and media agencies

Earn fair share of DTC via DTP

Support patient rights to “Informed Options”

Develop new products

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CHR Brand Positioning

CHR’s Print Media

Communicates meaningful health information to nearly 100 Million patients over 1Billion times a year when prescriptions are issued

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CHR Brand Positioning

CHR’s “Search Engine”

Drives patient selection

Drives message creation

HIPAA-compliant

Offers querying capabilities

Demographic (age/gender)

Current prescription use

Prescription history and behavior

Combinations of above

Ensures patient-tailored messages

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CHR Brand Positioning

CHR’s “Complete Program Offering”

Combines PATIENTLink™ media power with IQ™ search engine logic

Meets full range of client needs

Improve patient adherence

Build disease or brand awareness

Educate patients about therapy options

Facilitate enrollment in programs or websites

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CHR Client Proposition

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Thank You!

Confidential© 2005 Catalina Marketing Corporation. Reproduce by permission only.